                                                                    EXHIBIT 99.1

                                                Net Interest Margin Trust 1995-A
                                                January, 2000
                                                Payment: February 15, 2000

                                                7.25% SECURITIZED NET INTEREST
                                                MARGIN CERTIFICATES

                                            Cusip #                    393534AC6
                                            Trust Account #           33-34309-0
                                            Distribution Date: February 15, 2000

                                                                                            Per $1,000
Securitized Net Interest Margin Certificates                                                Original
--------------------------------------------                                               -----------
1.   Amount Available                                               1,020,535.10

Interest

2.   Aggregate Interest                                               956,764.65             3.10637873

3.   Amount Applied to:
     (a) accrued but unpaid Interest

4.   Remaining:
     (a) accrued but unpaid Interest

5.   Monthly Interest                                                 956,764.65

Principal

6.   Current month's principal distribution                            63,770.45             0.20704692

7.   Remaining outstanding principal balance                      158,297,274.58            513.9521902
     Pool Factor                                                      0.51395219

8.   Present value of the projected remaining aggregate
     cashflows of the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                                  382,043,743.81 **

9.   Aggregate amount on deposit in Reserve Fund                    7,500,000.00

10.  Subordinated Certificateholder payment  (interest
     earnings on Reserve Fund, pursuant to Section 5.8)                31,259.98

11.  Aggregate principal balance of loans
     refinanced by Green Tree Financial                             4,133,935.24

12.  Weighted average CPR                                                  9.56%

13.  Weighted average CDR                                                  3.55%

14.  Annualized net loss percentage                                        2.29%

15.  Delinquency              30-59 day                                    1.26%
                              60-89 day                                    0.56%
                              90+ day                                      0.98%
                              Total 30+                                    2.80%

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 1/15/00.

                                                Net Interest Margin Trust 1995-A
                                                January, 2000
                                                Payment: February 15, 2000



                                                          Fee Assets
                                    ------------------------------------------------------
                                       Guarantee            Inside             Fee Asset
                                          Fees               Refi                Total
                                    ------------------------------------------------------
GTFC 1994-5                                0.00            15,726.12            15,726.12
GTFC 1994-6                                0.00            23,810.74            23,810.74
GTFC 1994-7                           57,513.69            20,863.82            78,377.51
GTFC 1994-8                                0.00            30,070.36            30,070.36
GTFC 1995-1                                0.00            30,146.94            30,146.94
GTFC 1995-2                                0.00                 0.00                 0.00
GTFC 1995-3                          118,545.30            89,114.99           207,660.29
GTFC 1995-4                            5,093.19            49,536.92            54,630.11
GTFC 1995-5                                0.00                 0.00                 0.00
                                    ------------------------------------------------------

                                     181,152.18           259,269.89           440,422.07

Total amount of Guarantee Fees and

     Inside Refinance Payments                                                      440,422.07

Subordinated Servicing Fees                                                         468,312.27

Payment on Finance 1 Note                                                           908,734.34

Allocable to Interest (current)                                                     689,124.26

Allocable to accrued but unpaid Interest                                                  0.00

Accrued and unpaid Trustee Fees                                                           0.00

Allocable to Principal                                                              219,610.08

Finance 1 Note Principal Balance                                                113,842,335.68

                                                Net Interest Margin Trust 1995-A
                                                January, 2000
                                                Payment: February 15, 2000




                           ---------------------------------------
                                            Inside
                             Residual        Refi          Total
                           ---------------------------------------

GTFC 1994-5                      0.00          0.00          0.00
GTFC 1994-6                      0.00          0.00          0.00
GTFC 1994-7                      0.00          0.00          0.00
GTFC 1994-8                      0.00          0.00          0.00
GTFC 1995-1                      0.00          0.00          0.00
GTFC 1995-2                      0.00     46,535.50     46,535.50
GTFC 1995-3                      0.00          0.00          0.00
GTFC 1995-4                      0.00          0.00          0.00
GTFC 1995-5                  9,736.51     55,528.75     65,265.26
                           =======================================

                             9,736.51    102,064.25    111,800.76

                           Total Residual and Inside

                               Refinance Payments      111,800.76